UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2017 (February 17, 2017)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation or organization)

001-10822	62-1470956
(Commission File No.)	(I.R.S. Employer
Identification No.)

222 Robert Rose Drive
Murfreesboro, Tennessee 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 17, 2017, National Health Investors, Inc. issued an Amendment No. 1 to an 8-K filed previously on February 17, 2017, correcting its earnings press for the quarter ended December 31, 2016. On page two of that release, Titled "NHI Announces Fourth Quarter 2016 Results," paragraph two of page two incorrectly referred to the year 2016 instead of 2017. A copy of the corrected press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit Index

Number	Exhibit
99.1	Revised Fourth Quarter Earnings Press Release, dated February 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ Roger R. Hopkins
Name: Roger R. Hopkins
Title: Chief Accounting Officer

Date: February 17, 2017